EXHIBIT 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED SENIOR SUBORDINATED CONVERTIBLE
  LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED CONVERTIBLE LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 21st day of March, 2017 by and between Blonder Tongue Laboratories, Inc., a Delaware corporation (the "Company"), R.L. Drake Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company ("Drake" and, collectively with the Company, "Borrower"), Robert J. Pallé, Carol M. Pallé, Steven L. Shea, and James H. Williams (collectively, "Lenders"), and Robert J. Pallé, as Agent for the Lenders (in such capacity, the "Agent").
BACKGROUND
A. Borrower, Lenders and Agent are party to that certain Amended and Restated Senior Subordinated Convertible Loan and Security Agreement dated as of March 28, 2016 (the "Existing Agreement").
B. The Parties hereto desire to amend the Existing Agreement and memorialize their further agreements all as more particularly set forth herein.
C. It is the intention of the parties hereto that the execution and delivery of this Amendment shall not (except as specifically set forth herein) impair, modify, or otherwise abrogate any of the rights and obligations of any party to any of the other Loan Documents and references to the "Agreement" contained in any of the other Loan Documents shall mean and refer to the Existing Agreement as amended by this Amendment.
D. Capitalized terms, not otherwise defined herein, are used herein with the meanings set forth therefor in Section 1 of the Agreement.
NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any extensions of credit now or hereafter made to or for the benefit of Borrower by Lenders, the parties hereto, intending to be legally bound hereby, agree as follows:
1. AMENDMENT.
1.1 Section 1.1 of the Existing Agreement is amended by deleting clauses (b) and (aa) in the Existing Agreement and inserting in lieu thereof:
 (a) "(b) [reserved]"
 (b) "(aa) [reserved]."

1.2 Section 4.4 of the Existing Agreement is amended by deleting clause 4.4(e)(ii) in its entirety.
2. REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants that this Amendment has been duly executed by Borrower and delivered to Agent and constitutes legal, valid and binding obligations of Borrower, enforceable in accordance with their terms, except as enforceability may be limited by any bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors' rights generally.
3. MISCELLANEOUS.
3.1 This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware without regard to conflict of law principles.

3.2 This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.
4. NO NOVATION.  This Amendment is an amendment to the Existing Agreement, and it is not intended to be, nor shall it be construed as, a novation of Borrower's responsibilities and obligations pursuant to the Existing Agreement or any other related documents previously executed in favor of Lenders or Agent.  Except as expressly set forth herein, the Loan Documents are to continue in full force and effect for the benefit of and shall in all respects be enforceable by Agent and Lenders and the priority and perfection of all security interests in the Collateral shall continue to date from the dates originally established in connection with the Existing Agreement and related Loan Documents.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BLONDER TONGUE LABORATORIES, INC.
By:	/s/ Eric Skolnik
Name: Eric Skolnik Title: Senior Vice President

R.L. DRAKE HOLDINGS, LLC
By:	/s/ Eric Skolnik
Name: Eric Skolnik Title: Vice President
/s/ Robert J. Palle
ROBERT J. PALLÉ, as Agent
/s/ Robert J. Palle
ROBERT J. PALLÉ, as a Lender
/s/ Carol M. Palle
CAROL M. PALLÉ, as a Lender
/s/ Steven L. Shea
STEVEN L. SHEA, as a Lender /s/ James H. Williams
JAMES H. WILLIAMS, as a Lender